UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT JULY 17, 2002

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         DELAWARE                        59-2663954
             ----------------------------------   --------------------------
             (STATE OR OTHER JURISDICTION OF           (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A

ITEM 5.  OTHER EVENTS

On July 17, 2002, Office Depot, Inc. issued a press release, with earnings information for its fiscal second quarter of 2002. A copy of the press release is attached hereto as Exhibit 99.1.1 and incorporated by reference herein.

In addition, on July 17, 2002, Office Depot, Inc. issued a press release announcing the redemption of its Series 1993 Liquid Yield Option Notes (LYONS(R)) as of August 19, 2002 as the redemption date. A copy of the press release is attached hereto as Exhibit 99.1.2 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated July 17, 2002, announcing financial results for the Company's fiscal first quarter for its fiscal year 2002.

99.2 Press release dated July 17, 2002, announcing redemption of the Company's Series 1993 LYONS(R) as of the redemption date of August 19, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  July 17, 2002                        By: /S/ DAVID C. FANNIN


                                            David C. Fannin
                                            Executive Vice President and
                                            General Counsel